                     SEI INSTITUTIONAL INTERNATIONAL TRUST
                          EMERGING MARKETS EQUITY FUND

                        SUPPLEMENT DATED OCTOBER 7, 1998
                     TO THE PROSPECTUS DATED JUNE 30, 1998

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional International Trust (the "Trust"), including all of the Trustees who are not "interested persons" of the Trust, have appointed Morgan Stanley Asset Management Inc. ("MSAM"), as a Sub-Adviser to the Trust's Emerging Markets Equity Fund (the "Fund"), effective September 10, 1998. MSAM was approved as a Sub-Adviser at the Quarterly Meeting of the Board of Trustees held on September 10-11, 1998, and its appointment does not require Shareholder approval. This procedure for adding or replacing Sub-Advisers was approved by the Trust's Shareholders on June 16, 1995, and was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996.

In evaluating MSAM, the Trustees received written and oral information from SEI Investments Management Corporation ("SIMC") and MSAM. SIMC recommended the selection of MSAM and reviewed the considerations and the search process that led to its recommendation. The Trustees also met with representatives of MSAM and considered information about portfolio managers, investment philosophy, strategies in process, as well as its performance track record, among other factors. In appointing MSAM, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by MSAM; (2) the distinct investment objective and policies of the Fund; (3) the history, reputation, qualification and background of MSAM's personnel and its financial condition; (4) its performance record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to MSAM, including any benefits to be received by MSAM or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between SIMC (the "Adviser") and MSAM relating to the Fund, MSAM makes investment decisions for the assets of the Fund allocated to MSAM by SIMC, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. MSAM is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other sub-advisers. Specifically, the duties to be performed under such agreement is similar, and the standard of care and termination provisions of the Agreement are identical, to the other agreements. The Sub-Advisory Agreement will remain in effect until September 2000 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

At the same Meeting, the Trustees determined to terminate Montgomery Asset Management, LLC ("Montgomery"), one of the Fund's current Sub-Advisers, effective on September 14, 1998. In determining to terminate Montgomery, the Trustees reviewed information provided by SIMC relating to Montgomery's investment performance.

In connection with the termination of Montgomery and the appointment of MSAM as Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 17 of the Prospectus is amended by inserting the following MSAM disclosure and removing the description of Montgomery:

MORGAN STANLEY ASSET MANAGEMENT INC.

Morgan Stanley Asset Management Inc. ("MSAM") acts as a Sub-Adviser for a portion of the assets of the Emerging Markets Equity Fund. MSAM is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. MSAM is a registered investment adviser that currently has approximately $167 billion of assets under management. The principal business address of MSAM is 1221 Avenue of the Americas, New York, New York 10020.

Robert L. Meyer, a Managing Director of MSAM, Michael Perl, a Vice President of MSAM, and Andy Skov, a Principal of MSAM, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Mr. Meyer joined MSAM in 1989 after working for the law firm of Irell & Manella. Mr. Perl joined MSAM in 1998 after 6 years at Bankers Trust Australia, where he served as a Portfolio Manager. Mr. Skov joined MSAM in 1994 after 4 years as an Associate at Bankers Trust.

The Adviser will pay MSAM a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to MSAM.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of MSAM. The principal business address of the principal executive officer and each of the directors, as it relates to their position at MSAM, is 1221 Avenues of the Americas, New York, New York 10020.

NAME                            TITLE
Barton Michael Biggs            Chairman, Director & Managing Director
Peter Andros Nadasy             Vice Chairman, Director & Managing Director
Gordon Spotswood Gray           Director & Managing Director
Dennis Garfield Sherva          Director & Managing Director
James Michael Allwin            President, Director & Managing Director
Harold James Schaaff, Jr.       General Counsel, Secretary & Principal
Eileen K. Murray                Treasurer
Patrick Donald Ryan             Compliance Officer & Vice President
Magna C. Whittington            Chief Operating Officer & Managing Director

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At the same Meeting, the Trustees appointed Nicholas-Applegate Capital
Management ("Nicholas-Applegate"), as a Sub-Adviser to the Trust's Emerging Markets Equity Fund (the "Fund"), effective September 10, 1998,
Nicholas-Applegate's appointment does not require Shareholder approval.

In evaluating Nicholas-Applegate, the Trustees received written and oral information from both SIMC and Nicholas-Applegate. SIMC recommended the selection of Nicholas-Applegate and reviewed the considerations and search process that led to its recommendation. The Trustees also met with representatives of Nicholas-Applegate and considered information about portfolio managers, investment philosophy, strategies and process, as well as its performance track record, among other factors. In appointing Nicholas-Applegate, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Fund by Nicholas-Applegate; (2) the distinct investment objective and policies of the Fund; (3) the history, reputation, qualification and background of Nicholas-Applegate's personnel and its financial condition; (4) its performance track record; and (5) other factors deemed relevant. The Trustees also reviewed the fees to be paid to Nicholas-Applegate, including any benefits to be received by Nicholas-Applegate or its affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") between SIMC (the "Adviser") and Nicholas-Applegate relating to the Fund, Nicholas-Applegate makes investment decisions for the assets of the Fund allocated to it by SIMC, and continuously reviews, supervises and administers the Fund's investment program with respect to these assets. Nicholas-Applegate is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust, and in a manner consistent with the Fund's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other Sub-Advisers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreement are identical to the other Agreements. The Sub-Advisory Agreement will remain in effect until September 2000 (unless earlier terminated), and will have to be approved annually thereafter by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

In connection with the appointment of Nicholas-Applegate as a Sub-Adviser to the Fund, the "Sub-Advisers" Section on page 16 of the Prospectus is amended by inserting the following disclosure:

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT

Nicholas Applegate Capital Management ("Nicholas-Applegate"), serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund (the "Fund"). As of March 31, 1998, Nicholas Applegate had discretionary management authority with respect to approximately $31.8 billion of assets. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101. Nicholas-Applegate pursuant to a partnership agreement, is controlled by its general partner, Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by a corporation controlled by Arthur E. Nicholas.

Nicholas-Applegate manages its portion of the Fund's assets through a systematic-driven management team under the general supervision of Mr. Nicholas, founder and Chief Investment Officer of the firm. The Emerging Markets team is responsible for the day-to-day management of the Emerging Markets Equity Fund's assets. The Emerging Markets team is co-managed by Pedro Marcal and Eswar Menon. Mr. Marcal joined Nicholas-Applegate in 1984, and has five years prior investment adviser experience with A.B. Laffer, V.A. Canto & Associates, and A-Mark Precious Metals. Mr. Menon joined Nicholas-Applegate in 1995, and has 5 years prior experience with Koeneman Capital Management in Singapore.

The Adviser will pay Nicholas-Applegate a fee based on a percentage of the average monthly market value of the assets of the Fund assigned to Nicholas-Applegate.

Listed below are the names and principal occupations of the principal executive officer and each of the partners of Nicholas-Applegate. The principal business address of the principal executive officer and each of
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the directors, as it relates to their position at Nicholas-Applegate, is 600
West Broadway, Suite 2900, San Diego, California 92101.

NAME                            TITLE
Arthur E. Nicholas              Managing Partner
John McDonnell                  Partner & Chief Operating Officer
Thomas Edward Bleakley          Partner, Portfolio Manager
William Harwick Chenowith       Partner, Head of Mid Cap Investing
Mark Joseph Correnti            Partner, National Sales Manager
Laura Stanley DeMarco           Partner, Client Service/ Marketing
Andrew Bernard Gallagher        Partner, Portfolio Manager
Richard Edward Graf             Partner, Client Service/ Marketing
Peter James Johnson             Partner, Client Service/ Marketing
Jill Beverly Jordan             Partner, Head of Institutional Business
John Kasper Kane                Partner, Senior Portfolio Manager
James Edward Kellerman          Partner, Portfolio Manager
George C. Kenney                Partner, Chief Information Officer
Pedro Vincente Marcal           Partner, Financial Analyst
James Theodore McComsey         Partner
Edward Blake Moore, Jr.         Partner, General Counsel, Secretary of General Partnership
Loretta Jean Morris             Partner, Portfolio Manager
John Raymond Pipkin             Partner, Director, Marketing & Client Services
Frederick Saunders Robertson    Partner, Chief Investment Officer Fixed Income
Catherine C. Somhegyi           Partner, Chief Investment Officer Global Equity Management
Lawrence Shaw Speidell          Partner, Director Global Resources/ Portfolio Manager
James William Szabo             Partner, National Sales Manager

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The Prospectus is hereby amended to reflect these changes.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.